Overlay Shares Hedged Large Cap Equity ETF
Schedule of Investments
as of May 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 97.9%		Shares	Value
Vanguard S&P 500 ETF(a)		44,770	$21,696,437
TOTAL EXCHANGE TRADED FUNDS (Cost $18,048,787)			21,696,437

PURCHASED OPTIONS - 1.9%(b)(c)	Notional Amount	Contracts	Value
Put Options - 1.9%			$–
S&P 500 Index		–	$–
Expiration: 08/16/2024; Exercise Price: $4,550.00	10,555,020	20	20,100
Expiration: 12/20/2024; Exercise Price: $4,900.00	6,860,763	13	95,355
Expiration: 01/17/2025; Exercise Price: $4,900.00	5,277,510	10	81,350
Expiration: 03/21/2025; Exercise Price: $4,900.00	5,277,510	10	103,550
Expiration: 06/20/2025; Exercise Price: $4,900.00	5,277,510	10	131,950
Total Put Options			432,305
TOTAL PURCHASED OPTIONS (Cost $698,865)			432,305

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%		Shares
First American Government Obligations Fund - Class X, 5.24%(d)		18,445	18,445
TOTAL SHORT-TERM INVESTMENTS (Cost $18,445)			18,445

TOTAL INVESTMENTS - 99.9% (Cost $18,766,097)			$22,147,187
Other Assets in Excess of Liabilities - 0.1%			16,480
TOTAL NET ASSETS - 100.0%			$22,163,667

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown represents the 7-day effective yield as of May 31, 2024.

Overlay Shares Hedged Large Cap Equity ETF
	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$21,696,437	$–	$–	$21,696,437
Purchased Options	–	432,305	–	432,305
Money Market Funds	18,445	–	–	18,445
Total Investments	$21,714,882	$432,305	$–	$22,147,187